© 2015 Knoll Inc. Knoll, Inc. Second Quarter 2015 Investor Presentation April 24, 2015 ANDREW COGAN, CEO CRAIG SPRAY, SVP & CFO Introducing Remix® Tuned to PerformSM

2© 2015 Knoll Inc. Forward-Looking Statements The following information includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to us, based on our current beliefs as well as assumptions made by us and information currently available to us. Forward-looking statements generally will be accompanied by words such as "anticipate," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "possible," "potential," "predict," "project," or other similar words, phrases or expressions. This includes, without limitation, our statements and expectations regarding any current or future recovery in our industry and publicly announced plans for increased capital and investment spending to achieve our long-term revenue and profitability growth goals, and our expectations with respect to leverage. Although we believe these forward-looking statements are reasonable, they are based upon a number of assumptions concerning future conditions, any or all of which may ultimately prove to be inaccurate. Important factors that could cause actual results to differ materially from the forward-looking statements include, without limitation: the risks identified in Knoll’s annual report on Form 10-K, and other filings with the Securities and Exchange Commission; changes in the financial stability of our clients or the overall economic environment, resulting in decreased corporate spending and service sector employment; changes in relationships with clients; price competition; the mix of products sold and of clients purchasing our products; the success of Knoll’s new products; demand for high quality, well designed furniture solutions; changes in business strategies and decisions; changes in the competitive marketplace; changes in the trends in the market for furniture or coverings; our ability to recruit and retain an experienced management team; the pricing and availability of raw materials and components; transportation costs; restrictions on government spending resulting in fewer sales to the U.S. government, one of our largest customers; our debt restrictions on spending; our ability to protect our patents, copyrights and trademarks; our reliance on furniture dealers to produce sales; lawsuits arising from patents, copyrights and trademark infringements; violations of environmental laws and regulations; potential labor disruptions; adequacy of our insurance policies; the availability of future capital and the cost of borrowing; the overall strength and stability of our dealers, suppliers, and customers; access to necessary capital; our ability to successfully integrate acquired businesses; the success of our design and implementation of a new enterprise resource planning system; and currency rate fluctuations. The factors identified above are believed to be important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. Unpredictable or unknown factors could also have material adverse effects on us.

3© 2015 Knoll Inc. For 77 years clients have come to Knoll for the help, knowledge and products to create inspired interiors “If you are not going to do it the best, why do it?” — Holly Hunt “No compromise. I wanted simply the best.” — Florence Knoll

4© 2015 Knoll Inc. History and reputation for design leadership, quality and innovation in both the contract and residential markets 60s 60s 90s 90s 00s 00s 10s 10s 10s 60s

5© 2015 Knoll Inc. Knoll has always focused on both commercial and residential interiors as the boundaries between work and home continue to blur 1955 2015 Estimate * *

6© 2015 Knoll Inc. Heading into 2015, market indicators continue to trend in a positive direction Source: American institute of Architects Billings index Source: U.S. Bureau of Labor Statistics Change in Private Sector Payrolls ABI Billing Index Billings Index = The nine to twelve months lag between architecture billings and construction spending Source: Jones Lang LaSalle Global Market Perspective Source: Reis Inc. Absorption and Vacancy Rates U.S. – BIFMA % Change Orders Office Completions Source: BIFMA 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% -50 -25 0 25 50 % V acancy N e t A b s o r p t i o n ( m i l l i o n s s q . f t . ) Net Absorption Vacancy % ‐900 ‐400 100 600 -50% -40% -30% -20% -10% 0% 10% 20% 30% 40%

7© 2015 Knoll Inc. Secular changes in the workplace have pressured industry demand as revenue per client has declined; however, we are experiencing an increase in volume of clients and client interactions Source: BB&T Capital Markets, BIFMA, and U.S. Bureau of Labor Statistics Source: Knoll Sales Data, Gensler Real Estate Study BIFMA Shipments per Service Sector Employee vs. Private Office Construction Spending

8© 2015 Knoll Inc. r/evolution workplace illustrates how organizations can reimagine their workplace with four planning approaches

9© 2015 Knoll Inc. ($ in millions) Q1 2014 Q1 2015 % Change r Sales 229.6$ 266.5$ 16.1% Gross Profit 76.6$ 95.3$ 24.4% Gross Margin % 33.4% 35.8% Adjusted Operating Profit 12.5$ 22.3$ 78.4% Adjusted Operating Profit % 5.4% 8.4% Adjusted Diluted Earnings Per Share 0.18$ 0.36$ 100.0% During Q1 2015, we delivered increased year-over-year sales, gross profit, adjusted operating profit and adjusted earnings per share (1) – See page 23 for details on organic sales growth. Organic sales growth excludes the impact of Holly Hunt, acquired in February of 2014. Note: Organic sales increased 12.7% for the three months ended March 31, 2015. (1) Note: Adjusted Operating Profit, Adjusted Operating Profit %, and Adjusted Earnings Per Share are non-GAAP financial measures and exclude certain non-recurring charges. For a reconciliation of Adjusted Operating Profit, Adjusted Operating Profit %, and Adjusted Earnings Per Share to GAAP Operating Profit, GAAP Operating Profit %, and GAAP Earnings Per Share, see page 22.

10© 2015 Knoll Inc. $0.18 $0.23 $0.33 $0.35 $0.36 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 $13 $22 $23 $28 $22 $10 $15 $20 $25 $30 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 33% 37% 35% 36% 36% 31% 32% 33% 34% 35% 36% 37% 38% Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 $230 $266 $268 $287 $267 $- $50 $100 $150 $200 $250 $300 $350 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Our key metrics are continuing to improve Gross Profit % Adjusted Operating Profit (millions) and % Adjusted Earnings Per Share - Diluted Note: Adjusted Operating Profit, Adjusted Operating Profit %, and Adjusted Earnings Per Share are non-GAAP financial measures and exclude certain non-recurring charges. For a reconciliation of Adjusted Operating Profit, Adjusted Operating Profit %, and Adjusted Earnings Per Share to GAAP Operating Profit, GAAP Operating Profit %, and GAAP Earnings Per Share, see page 22. Sales (millions) and Growth / Decline (1) – See page 23 for details on organic sales growth. Organic sales growth excludes the impact of Holly Hunt, acquired in February of 2014. (1) +14% 8% Q1 2015 Organic +12.7% +24% +24% +24% +16% 10%9%8%5%

11© 2015 Knoll Inc. In Q1 2015, sales and profits grew across each of our reporting segments Sales (millions) Adjusted Operating Profit (millions) (1) + Systems and Seating Sales $146 $56 $28 $168 $70 $29 OFFICE Q1 14 Q1 15 STUDIO Q1 14 Q1 15 COVERINGS Q1 14 Q1 15 +14.8% + Holly Hunt + Studio North America and Europe + Leather Sales + Felt Sales +25.4% +4.0% $1 $6 $5 $7 $9 $6 OFFICE Q1 14 Q1 15 STUDIO Q1 14 Q1 15 COVERINGS Q1 14 Q1 15 +554.5% +47.5% 15.1% OP% 4.3% OP% 12.8% OP% 21.3% + Price + Improved Absorption + Foreign Exchange + HH Mix + Europe, NA Studio sales growth + Foreign Exchange + Restructured SG&A Cost Basis + Foreign Exchange Studio Organic +11.4% (2) (2) – See page 23 for details on organic sales growth. Organic sales growth excludes the impact of Holly Hunt, acquired in February of 2014. (1) – Adjusted Operating Profit is a non-GAAP financial measure and excludes certain non-recurring charges. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit, see reconciliation on page 23.

12© 2015 Knoll Inc. With Office profits recovering, we had a more balanced mix of profits between the various segments (1) Adjusted Operating Profit is a non-GAAP financial measure and excludes certain non-recurring charges. For a reconciliation of Adjusted Operating Profit to GAAP Operating Profit see reconciliation on page 23. Office Studio Coverings

13© 2015 Knoll Inc. We are designing Knoll to solve for two distinct client segments with global potential… North American Workplace BIFMA 2014 $9.8bn US Production, most recent full year (source: BIFMA) Global Luxury Furnishings and Coverings High End $3.7bn Relevant Market $37.6bn 2013 Knoll Estimate

14© 2015 Knoll Inc. Digital Outreach Strategic Sales Efforts Technology Partnerships Product Development Mergers + Acquisitions E-Commerce New Distribution Channels Product Development Architectural Products Product Dev. Architectural products Transportation + Hospitality Decorator+ Residential Dist. Workplace Solutions Furnishings For Activity + High Design Residential Spaces Materials that Complete and Enrich Commercial and Domestic Interiors …and Now Adding a Luxury Residential Platform …with strategic initiatives to match

15© 2015 Knoll Inc. The acquisition of Holly Hunt Enterprises accelerates Knoll’s multi-channel residential strategy and was highly accretive Strategic Alignment + Scale › A major platform for the residential “to-the-trade” market › Significant size › Margin enhancing Culturally Parallel, with Minimal Risk › A close fit with Knoll › Diversified sales base › Knoll specialty expertise Potential for Growth › Scalable distribution model › Potential for industry consolidation › Significant market penetration opportunities Holly Hunt, London = New 2014/2015 Showroom

16© 2015 Knoll Inc. The most powerful collection of design brands, products and sales capabilities in the interior space

17© 2015 Knoll Inc. + Maximize office segment profitability & growth + Target underpenetrated and emerging categories and markets for growth + Expand reach into consumer and decorator channels around the world + Build a responsive and efficient customer centric service and technology culture and infrastructure across our businesses Four Strategic Imperatives

18© 2015 Knoll Inc. Translating Strategy into Action: Maximize Knoll Office Segment Profitability

19© 2015 Knoll Inc. $47.6 $67.9 $61.2 $21.0 $33.1 $46.0 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $245 $212 $193 $173 $258 $300 $- $50 $100 $150 $200 $250 $300 $350 We have the financial resources to deliver on these strategic initiatives + We have a $500M credit facility that runs into May 2019 + Bank Net Leverage Ratio Q1 15 at 2.55:1 We estimate 2015 capital expenditures will be in the $30-$35 million dollar range as we continue to incur costs associated with our previously announced strategic initiative programs and technology infrastructure upgrades. 2014 capital expenditures totaled $41.6 million. + Strong free cash flow (1) Excludes outstanding letters of credit and guarantee obligations. (2) Bank Net Leverage Ratio is calculated by dividing (i) outstanding debt minus excess cash over $15.0 million by (ii) EBITDA (as defined in our credit facility) for the LTM. For details of the bank leverage ratio calculation, see page 24. (3) Free Cash Flow is defined as net income, plus depreciation and amortization and non-cash stock compensation, less capital expenditures. For details of free cash flow calculation, see page 25. Planned 2015 Capital Expenditures and Allocation of these Capital Expenditures Bank Debt ($ in millions) (1) 2.51 1.82 1.63 2.23 2.41 2.55 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 Bank Net Leverage Ratio (2) Free Cash Flow ($in millions) (3)

20© 2015 Knoll Inc. Cash Returned to Shareholders 2010 - Q1 2015 ($millions) $17.6 $31.7 $25.2 $28.1 $31.7 $34.2 (1) (1) Represents the trailing twelve months cash returned to shareholders as of the first quarter of 2015.

21© 2015 Knoll Inc. For more information visit www.knoll.com

22© 2015 Knoll Inc. Reconciliation of Non-GAAP Results Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Operating Profit ($mm) 11.3$ 22.2$ 23.3$ 20.0$ 22.3$ Add back (deduct): Pension settlement and OPEB curtailment - - - 6.5 - Remearsurement of Filzfelt earn-out liability - - - 0.5 - Acquisition related expenses 0.6 - 0.1 - - Restructuring charges 0.6 0.2 - 0.7 - Intangible asset impairment charge - - - - - Adjusted Operating Profit 12.5$ 22.4$ 23.4$ 27.7$ 22.3$ Net Sales ($mm) 229.6$ 265.8$ 268.3$ 286.5$ 266.5$ Adjusted Operating Profit % 5.4% 8.4% 8.7% 9.7% 8.4% Operating Profit % 4.9% 8.4% 8.7% 7.0% 8.4% Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Earnings per Share - Diluted 0.17$ 0.23$ 0.33$ 0.26$ 0.36$ Add back (deduct): Pension settlement and OPEB curtailment 0.08 - Acquistion expenses 0.01 - - - - Restructuring and write-off of deferred financing fees - - - 0.01 - Intangible asset impairment charge - - - - - Adjusted Earnings per Share - Diluted 0.18$ 0.23$ 0.33$ 0.35$ 0.36$

23© 2015 Knoll Inc. Reconciliation of Non-GAAP Results (in millions) Net Sales Holly Hunt Organic Net Sales Net Sales Office 167.7$ -$ 167.7$ 146.1$ Studio 70.2 7.8 62.4 56.0 Coverings 28.6 - 28.6 27.5 Total 266.5$ 7.8$ 258.7$ 229.6$ Three Months Ended March 31, 2015 (in millions) Three months Ended March 31, 2014 (1) The above disclosure represents January 2015 Holly Hunt sales as Holly Hunt was acquired on February 3, 2014. Three Months Ended March 31, 2015 (in millions) Operating Profit Operating Profit Restructuring Charges Acquisition Expenses Adjusted Operating Profit Office 7.2$ 0.5$ 0.6$ -$ 1.1$ Studio 9.0 5.5 - 0.6 6.1 Coverings 6.1 5.3 - - 5.3 Total 22.3$ 11.3$ 0.6$ 0.6$ 12.5$ Three Months Ended March 31, 2014 (in millions) (1)

24© 2015 Knoll Inc. Bank Net Leverage Ratio 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 3/31/2015 Debt Levels (1) 248.1$ 215.0$ 184.3$ 178.8$ 275.5$ 316.7$ LTM Net Earnings ($mm) 28.0$ 58.0$ 50.0$ 23.2$ 46.6$ 56.2$ LTM Adjustments Interest 16.8 9.8 6.4 5.3 6.7 6.9 Taxes 12.8 30.8 28.3 15.7 29.2 35.0 Dep. and Amt. 19.3 17.1 16.5 16.3 20.0 20.6 Non-cash items (2) 22.0 2.7 12.2 19.7 11.9 5.7 LTM EBITDA 98.9$ 118.4$ 113.4$ 80.2$ 114.4$ 124.4$ Bank Leverage Ratio 2.51 1.82 1.63 2.23 2.41 2.55 (1) Outstanding debt levels include outstanding letters of credit and guarantee obligations. Excess cash over $15.0 million reduces outstanding debt per the terms of the credit facility, a copy of which was filed with the Securities and Exchange Commission on May 21, 2014. (2) Non-cash items and other includes, but is not limited to, stock-based compensation expenses, unrealized gains and losses on foreign exchange, an intangible asset impairment charge, restructuring charges, and a pension settlement and other postretirement benefit curtailment. (3) Includes and annualized proforma EBITDA for Holly Hunt, which was acquired February 3, 2014. (3)

25© 2015 Knoll Inc. Free Cash Flow in Thousands 2010 2011 2012 2013 2014 Q1 15 (1) Net earnings 27,365$ 56,320$ 51,523$ 23,184$ 46,596$ 56,207$ Add: Depreciation 17,434 15,373 14,632 14,727 16,327 16,766 Amortization 1,898 1,751 1,260 1,634 3,715 3,860 Stock compensation 9,208 9,695 10,355 10,473 8,062 7,773 Less: Capital expenditures (8,312) (15,276) (16,545) (29,064) (41,586) (38,636) Free Cash Flow 47,593$ 67,863$ 61,225$ 20,954$ 33,114$ 45,970$ (in thousands) (1) Represents the trailing twelve months free cash flow as of the first quarter of 2015.

26© 2015 Knoll Inc. Thank You

27© 2015 Knoll Inc.